Provisions and other liabilities	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Provisions and other liabilities	Provisions and other liabilities:

	Restructuring	Warranty	Other
Balance	provision	provision	liabilities	Total
At January 1, 2019	$191	$9,052	$3,862	$13,105
Provisions made during the year	104	3,855	40	3,999
Provisions used/paid during the year	(289)	(1,458)	—	(1,747)
Provisions reversed/expired during the year	(2)	(967)	(2,292)	(3,261)
Effect of movements in exchange rates	4	(2)	78	80
At December 31, 2019	8	10,480	1,688	12,176
Provisions made during the year	66	3,189	40	3,295
Provisions used/paid during the year	(65)	(2,569)	—	(2,634)
Provisions reversed/expired during the year	—	(1,486)	—	(1,486)
Effect of movements in exchange rates	1	11	36	48
At December 31, 2020	$10	$9,625	$1,764	$11,399

At December 31, 2019
Current	$8	$10,480	$—	$10,488
Non-current	—	—	1,688	1,688
	$8	$10,480	$1,688	$12,176

At December 31, 2020
Current	$10	$9,625	$—	$9,635
Non-current	—	—	1,764	1,764
	$10	$9,625	$1,764	$11,399

Restructuring provision

Restructuring charges relate to minor restructurings focused on overhead cost reductions and relate primarily to employee termination benefits. Restructuring charges are recognized in other expense.
Warranty provision
The Corporation recorded warranty provisions of $3,189,000 (2019 - $3,855,000), comprised of $3,098,000 (2019 - $3,855,000) related to new product sales and $91,000 (2019 - $nil) related to upward warranty adjustments. This was offset by warranty expenditures of $2,569,000 (2019 - $1,458,000) and downward warranty adjustments of $1,486,000 (2019 - $967,000), due primarily to contractual expirations and changes in estimated and actual costs to repair. The remaining $11,000 increase (2019 – $2,000 decrease) to the warranty provision related to the effect of movements in exchange rates.
Other liabilities: Decommissioning liabilities
A provision for decommissioning liabilities has been recorded for the Corporation’s head office building in Burnaby, British Columbia and is related to estimated site restoration obligations at the end of the lease term. The Corporation has made certain modifications to the leased building to facilitate the manufacturing and testing of its fuel cell products. Consequently, the site restoration obligations relate primarily to dismantling and removing various manufacturing and test equipment and restoring the infrastructure of the leased building to its original state of when the lease was entered into.
Due to the long-term nature of the liability, the most significant uncertainty in estimating the provision is the costs that will be incurred. The Corporation has determined a range of reasonably possible outcomes of the total costs for the head office building. In determining the fair value of the decommissioning liabilities, the estimated future cash flows have been discounted at 0.39% per annum (2019 – 1.68%).
17.    Provisions and other liabilities (cont'd):
The Corporation performed an assessment of the estimated cash flows required to settle the obligations for the building as of December 31, 2020. Based on the assessment, no increase in the provision (2019 - $nil) was recorded against decommissioning liabilities, in addition to accretion costs of $40,000 (2019 - $40,000).
The total undiscounted amount of the estimated cash flows required to settle the obligation for the building is $1,952,000 (2019 - $1,914,000) which is expected to be settled at the end of the lease term in 2025.